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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 26, 1999

                CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 1999, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 1999-G).

                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   333-72655          95-4449516
----------------------------      ------------     -------------------
(State or Other Jurisdiction      (Commission      (I.R.S. Employer
      of Incorporation)           File Number)     Identification No.)




    4500 Park Granada
  Calabasas, California                                 91302
  ---------------------                               ----------
  (Address of Principal                               (Zip Code)
    Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------

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Item 5.   Other Events.
------    ------------

Filing of Computational Materials*
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1999-G, Credit Suisse First Boston Corporation ("CSFB"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "CSFB Computational Materials") for distribution to its potential investors. Lehman Brothers Inc. ("Lehman"), as one of the Underwriters of the Underwriten Certificates, has prepared certain materials (the "Lehman Computational Materials") for distribution to its potential investors. Although the Company provided CSFB and Lehman with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSFB Computational Materials or the Lehman Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSFB Computational Materials, listed as Exhibit 99.1 hereto and the Lehman Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated August 26, 1999.











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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated August 26, 1999, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1999-G.

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          -------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1.   CSFB Computational Materials filed on Form SE dated
              August 26, 1999.

      99.2.   Lehman Computational Materials filed on Form SE dated
              August 26, 1999.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CWMBS, INC.




                                  By: /s/ Celia Coulter
                                     ---------------------------------
                                      Celia Coulter
                                      Vice President



Dated:    August 30, 1999


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                                 Exhibit Index
                                 -------------



Exhibit                                                                   Page
-------                                                                   ----

99.1.     CSFB Computational Materials filed on Form SE dated                6
          August 26, 1999.
99.2.     Lehman Computational Materials filed on Form SE dated
          August 26, 1999.                                                   7

                                 EXHIBIT 99.1
                                 ------------

     CSFB Computational Materials filed on Form SE dated August 26, 1999.

                                 EXHIBIT 99.2
                                 ------------

    Lehman Computational Materials filed on Form SE dated August 26, 1999.


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